SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2006

WT HOLDINGS CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	000-30292	88-0405437
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Room 402-404, 4/F, Allied Kajima Building
138 Gloucester Road
Wanchai, Hong Kong
(Address of Principal Executive Offices)

(852) 2511-3873
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Schumacher & Associates, Inc., Certified Public Accountants (“Former Auditor”), audited the financial statements of the Registrant for the calendar years ended December 31, 2004 and 2003. These financial statements accompanied the Registrant’s Annual Report on Form 10-KSB for the calendar year ended December 31, 2004 and 2003, which was previously filed with the Securities and Exchange Commission and which is incorporated herein by reference. On April 19, 2006, the Registrant terminated its relationship with the Former Auditor following a change in control of the Registrant on November 30, 2005.

During the fiscal year ended December 31, 2004, the financial statements of the Registrant did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles, except that such financial statements were prepared assuming the Registrant will continue as a going concern.

In addition, during the last two fiscal years, including the subsequent interim periods ended March 31, 2006, through the date of termination, there were no disagreements between the Registrant and the Former Auditor on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreement in connection with its reports.

On April 19, 2006, the Board of Directors of the Registrant engaged the accounting firm of Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”) as the Registrant’s independent public accountants to audit the Registrant’s financial statements for the fiscal year ending December 31, 2005. During the fiscal years ended December 31, 2004 and 2005, through April 19, 2006, the Registrant did not consult with Moore Stephens regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report nor oral advice was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue. During the Registrant’s fiscal years ended December 31, 2004 and 2005, through April 19, 2006, the Registrant did not consult with Moore Stephens regarding any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

16.1	Letter from Schumacher & Associates, Inc. regarding the Item 4.01 disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WT HOLDINGS CORPORATION

Dated: April 25, 2006	By:	/s/ Ke Huang
Ke Huang Chief Executive Officer